                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 15, 1995


                           HARKEN ENERGY CORPORATION
            (Exact name of registrant as specified in its charter)



              DELAWARE                              0-9207                             95-2841597
   (State or other jurisdiction of             (Commission File                       (IRS Employer
           incorporation)                           Number)                        Identification No.)


             5605 N. MACARTHUR BLVD, SUITE 400                       75038
                       IRVING, TEXAS                               (ZIP Code)
          (Address of principal executive offices)


       Registrant's telephone number, including area code: (214) 753-6900
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ITEM 5.  OTHER EVENTS

         Harken Energy Corporation ("Harken") announced that Harken has entered into an agreement to acquire producing oil and gas properties in the Texas Panhandle. The closing of this acquisition is expected to occur on or about December 20, 1995.

         A copy of Harken's Press Release dated December 18, 1995, filed herewith as Exhibit 99.1, is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

         None.

(b)      Pro forma financial information.

         None.

(c)      Exhibits.

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
        Exhibit
        Number                    Description
        ------                    -----------
         99.1 --                  Press Release dated December 18, 1995.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   HARKEN ENERGY CORPORATION




Date: December 18, 1995                    By: /s/ Bruce N. Huff
                                              ---------------------------------
                                                   Bruce N. Huff,
                                                   Senior Vice President and
                                                   Chief Financial Officer
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                               INDEX TO EXHIBITS
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
                                                                                              Sequentially
                                                                                                Numbered
   Exhibit No.                                    Exhibit                                         Page
       99.1             Press Release dated December 18, 1995
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